08 December 2006

To:
The holders of units (individually a “Unit Holder” and collectively the “Unit Holders”) consisting of shares (the “Shares”) of common stock, $.0001 par value (the “Common Stock”), and warrants (the “Warrants”) to purchase shares of Common Stock (the Shares and Warrants together are collectively the “Units” and each a “Unit”) of Rancher Energy Corp. (the “Company”)

Dear Unit Holder:

This letter agreement (the “Agreement”) sets forth the terms and conditions under which certain of the Unit Holders who participated in the Company’s Regulation S offering from approximately 10 July 2006 through 02 November 2006 (the “Unit Offering”) agree to (i) waive temporarily the ability to exercise Warrants received as part of the Unit Offering, and (ii) to modify the registration rights concerning the Warrants and Shares received in the Unit Offering. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Warrant Certificate (as defined below) or the Unit Purchase Agreement (as defined below).

As you may be aware, the Company has entered into agreements to (i) acquire certain property located in Big Muddy Field (located in the Powder River Basin in Wyoming), and (ii) acquire working interests in Cole Creek South Field and South Glenrock B Field (both of which are located in the Powder River Basin) and is in the process of obtaining funds through one or more financings (each a “Financing”) sufficient to consummate one or more acquisitions (the “Acquisitions”).

The Company currently has 100,000,000 shares of Common Stock, $.0001 par value (“Common Stock”), authorized under its Articles of Incorporation, as amended (the “Articles”), and such amount of authorized shares is insufficient to accomplish the Financing(s) required to obtain funds sufficient to consummate the Acquisitions. The Company intends to amend the Articles to increase its authorized shares of Common Stock to 225,000,000 shares of Common Stock as promptly as practicable after the closing of the Financing(s).

Each of the Unit Holders is a party to (i) a Warrant Certificate from the Company (the “Warrant Certificate”), which states that (A) the Unit Holder, pursuant to Section 2 thereof, may exercise the Warrants at any time prior to the Expiration Date, and (B) the Company, pursuant to Section 4 of the Warrant Certificate, shall keep available out of its authorized stock a sufficient number of shares as shall then be issuable upon the exercise of all outstanding Warrants, and (ii) a Unit Purchase Agreement with the Company (the “Unit Purchase Agreement”) which provides for certain registration rights, pursuant to Section 3 thereof (the “Registration Rights”), concerning certain securities (the “Securities”).

To facilitate the Company’s ability to accomplish the Financing(s) and to raise funds sufficient to consummate the Acquisitions, the undersigned Unit Holder agrees to waive certain rights under the Warrant Certificate and Unit Purchase Agreement and enter into certain other agreements as further described below.

Address 999-18th Street, Suite 1740, Denver, Colorado 80202 USA ● Phone +1.303.629.1122
Fax +1.720.904.5698 ● Email—johnworks@rancherenergy.com● Web—www.rancherenergy.com

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:

1. Waiver and Agreement. Each of the undersigned Unit Holders, severally and not jointly with the other Unit Holders, hereby waives certain rights and makes certain agreements as described as follows:

(a) Warrant Exercise. Such Unit Holder (i) hereby waives its right and ability to exercise its Warrants, pursuant to Section 2 of the Warrant Certificate, until such time as the Company has amended its Articles to increase its authorized shares of Common Stock to at least 225,000,000 shares; and (ii) hereby waives its rights under Section 4 of the Warrant Certificate, which requires the Company to reserve and keep available out of its authorized stock such number of shares of Common Stock as shall be issuable upon the exercise of all outstanding Warrants, until such time as the Company has amended its Articles to increase its authorized shares of Common Stock to at least 225,000,000 shares.

(b) Registration Rights.

(i) Each of the undersigned Unit Holders, severally and not jointly with the other Unit Holders, hereby waives, any claims against the Company for failing to register such Unit Holder’s Securities within the 90 day period specified in Section 3 of the Unit Purchase Agreement.

(ii) Each of the undersigned Unit Holders hereby agrees, severally and not jointly with the other Unit Holders, with the Company that the Registration Rights set forth in the Unit Purchase Agreement are hereby terminated and superseded by the registration rights set forth in this subsection 1(b)(ii). The Company shall register (A) the shares of Common Stock issued to the Unit Holder as part of the Unit, and (B) the shares of Common Stock issued or issuable upon exercise of the Warrants issued to the Unit Holder as part of the Unit (collectively, the “Registrable Securities”) by filing (unless at such time the Registrable Securities may be resold pursuant to Rule 144(k) of the Securities Act of 1933, as amended, or any other rule of similar effect) with the Securities and Exchange Commission (the “SEC”) and using the Company’s best efforts to cause to become effective one or more registration statements beginning 12 months following the closing of the Financing. If the SEC requires that the Company reduce the number of shares so registered, then the Registrable Securities shall be decreased pro rata with the other shares included in any such registration, based on the number of Registrable Securities held by the Unit Holders and the number of other registrable securities held by the other participants in such registration. Each of the Unit Holders acknowledges that the foregoing registration rights may be amended, or compliance by the Company with the terms thereof waived, with the written consent of two-thirds in interest of the undersigned Unit Holders.

2. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF COLORADO, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

3. Captions. Section captions and headings used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

4. Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Address 999-18th Street, Suite 1740, Denver, Colorado 80202 USA ● Phone +1.303.629.1122
Fax +1.720.904.5698 ● Email—johnworks@rancherenergy.com● Web—www.rancherenergy.com

5. Counterparts & Execution of Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures of all purposes.

6. Successors & Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of such parties and their respective successors and assigns.

7. Enforceability. The parties further acknowledge and agree that the enforceability of this Agreement as it pertains to the undersigned Unit Holder shall not be dependent upon obtaining an executed Agreement from any other Unit Holder or any other holder of the Company’s securities.

8. Full Force & Effect. Except as specifically stated in this Agreement (i) this Agreement shall not limit, diminish or waive the obligations of the parties under the Warrant Certificate or Unit Purchase Agreement, and (ii) the parties reaffirm their obligations under the Warrant Certificate and Unit Purchase Agreement to which they are a party and agree that the Warrant Certificate and Unit Purchase Agreement remain in full force.

9. Information. The Unit Holder acknowledges that it has all information needed to enter into the agreements and make the waivers contemplated by this Agreement and if it has requested any information from the Company it acknowledges receiving the same.

[Remainder of Page Intentionally Left Blank]

Address 999-18th Street, Suite 1740, Denver, Colorado 80202 USA ● Phone +1.303.629.1122
Fax +1.720.904.5698 ● Email—johnworks@rancherenergy.com● Web—www.rancherenergy.com

If you accept the foregoing terms, please execute in the space provided below and return one copy to the Company at the above fax number.

Sincerely,

RANCHER ENERGY CORP.

By:
Name: John Works
Title: President & Chief Executive Officer

AGREED & ACCEPTED effective as of the date set forth above:

UNIT HOLDER:

Signature of Individual Unit Holder: ________________________________________

Printed Name of Individual Unit Holder: _____________________________________

______________________________________
Printed Name of Entity (if applicable)

By (Signature): _____________________________________

Name (printed) _____________________________________

Title: _______________________________

__________________________________________________
Address

__________________________________________________
City, State, Postal or Zip Code, Country

[Signature Page to Unit Holder Letter Agreement]

Address 999-18th Street, Suite 1740, Denver, Colorado 80202 USA ● Phone +1.303.629.1122
Fax +1.720.904.5698 ● Email—johnworks@rancherenergy.com● Web—www.rancherenergy.com